UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 14, 2006 (March 9, 2006)

EZENIA! INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-25882	04-3114212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Celina Drive, Suite 17-18, Nashua, NH		03063
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (781) 505-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 9, 2006, the Board of Directors of Ezenia! Inc. (the “Company”) appointed John F. Stewart to serve as a Class III Director of the Company.

There exist no arrangements, understandings or transactions between the Company and Mr. Stewart required to be reported on this Current Report.

Mr. Stewart was also appointed a member of the Compensation Committee on March 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Dated: March 14, 2006	By:	/s/ Khoa D. Nguyen

Khoa D. Nguyen

Chief Executive Officer and

Chief Financial Officer